EXHIBIT 7.7

Date: January 29, 2016

POWER OF ATTORNEY

BHR (SHANGHAI) INVESTMENT FUND IV, L.P.

Know all men by these presents that BHR (Shanghai) Investment Fund IV, L.P. does hereby make, constitute and appoint Craig A. Roeder and Alexander P. Silverberg of Baker & McKenzie LLP, or either of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned’s capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including Form ID.

BHR (SHANGHAI) INVESTMENT FUND IV, L.P.

By:	BEIJING JINGLVSHENGHONG INVESTMENT MANAGEMENT CO., LTD.

Its:	GENERAL PARTNER

By:	/s/ Jie Zhu
Name:	Jie Zhu
Title:	Legal Representative

By: BHR RUILA (SHANGHAI) INVESTMENT MANAGEMENT CO., LTD.

Its:	GENERAL PARTNER

By:	/s/ Chengang Zhu
Name:	Chengang Zhu
Title:	Executive Director

Date: January 29, 2016

POWER OF ATTORNEY

BHR WINWOOD INVESTMENT MANAGEMENT LIMITED

Know all men by these presents that BHR Winwood Investment Management Limited does hereby make, constitute and appoint Craig A. Roeder and Alexander P. Silverberg of Baker & McKenzie LLP, or either of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned’s capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including Form ID.

BHR WINWOOD INVESTMENT MANAGEMENT LIMITED

By:	/s/ Jie Zhu
Name:	Jie Zhu
Title:	Director